Administrative Office:
501 Boylston Street
Boston, Massachusetts 02117

--
NE   THE NEW ENGLAND (R)                     ---------------------------------
     Insurance and Investment                Policy Number __________________
--                                           ---------------------------------
--------------------------------------------------------------------------------
APPLICATION TO NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY FOR
[_] SINGLE PREMIUM VARIABLE LIFE INSURANCE  (Complete information for Proposed
    Insured 1.)
[_] SINGLE PREMIUM VARIABLE SURVIVORSHIP LIFE INSURANCE (Complete information for Proposed Insureds 1 and 2.)

QUESTIONS BELOW PERTAIN TO THE PROPOSED INSURED(S) UNLESS OTHERWISE INDICATED.

PART I
--------------------------------------------------------------------------------

----------------------------------------------------------   ----------------------------------------------------------
 1.  PROPOSED INSURED 1                                      2.   PROPOSED INSURED 2 (If applying for survivorship life
                                                                  insurance.)
     a.  Print Name as it is to appear on the policy.             a.  Print Name as it is to appear on the policy.
        __________________________________________________           __________________________________________________

        __________________________________________________           __________________________________________________
                   (First/Middle Initial/Last)                                  (First/Middle Initial/Last)

     b.  Address - Residence                                      b.  Address - Residence
        --------------------------------------------------           --------------------------------------------------
         (Street)                                                     (Street)
        --------------------------------------------------           --------------------------------------------------
         (City/State/Zip)                                             (City/State/Zip)
        --------------------------------------------------           --------------------------------------------------
     c.  Business                                                 c.  Business
        --------------------------------------------------           --------------------------------------------------
         (Company/Street)                                             (Company/Street)
        --------------------------------------------------           --------------------------------------------------
         (City/State/Zip)                                             (City/State/Zip)
        --------------------------------------------------           --------------------------------------------------
                                 _________________________                                    _________________________
     d.  Social Security Number                                   d.  Social Security Number
                                 _________________________                                    _________________________
                         ---------------------------------                             --------------------------------
     e.  Birthplace       (State/Country)                         e.  Birthplace        (State/Country)
                         ---------------------------------                             --------------------------------
                         ---------------------------------                             --------------------------------
     f.  Birth Date       (Month/Day/Year)                        f.  Birth Date        (Month/Day/Year)
                         ---------------------------------                             --------------------------------
     g.  Sex      [_] Female        [_] Male                      g.  Sex      [_] Female         [_] Male
                         ---------------------------------                             --------------------------------
     h.  Occupation       (Give Job Title and Duties)             h.  Occupation        (Give Job Title And Duties)


                         ---------------------------------                             --------------------------------
                         _________________________________                             ________________________________
     i.  Employed by                                              i.  Employed by
----------------------------------------------------------   ----------------------------------------------------------

 ................................................................................
BENEFICIARY AND OWNER

 3.  Primary Beneficiary (Names and Relation to Proposed Insured(s).)
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
     Secondary Beneficiary (Names and Relation to Proposed Insured(s).)
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
4.  Owner  [_] Proposed Insured 1  [_] Proposed Insured 2  [_] Other

    Complete if Owner is either Proposed Insured: Send communications to address in [_] 1.b. [_] 1.c. [_] 2.b. [_] 2.c.
    Otherwise complete information below:
                                                ________________________________
     Name and Relation to Proposed Insured(s)
                                                ________________________________
                         -------------------------------------------------------
           Address:       (Street)
                         -------------------------------------------------------
                          (City/State/Zip)
                         -------------------------------------------------------
                                                           ________________
           Owner's Social Security Or Taxpayer ID Number
                                                           ________________
 ................................................................................

--------------------------------------------------------------------------------

Replacement

     5. Any life insurance or annuity in this or any other company which has been or will be replaced as a result of this Application for insurance? (If YES, complete the following and submit replacement
         forms, if required.)  [_] YES    [_] NO

        -----------------------------------------------------------------------------------------------------
         PROPOSED INSURED     COMPANY          1035 EXCH.    POLICY DATE    POLICY NUMBER    AMOUNT
        -----------------------------------------------------------------------------------------------------
         [_] 1  [_] 2                                                                        $
        -----------------------------------------------------------------------------------------------------
         [_] 1  [_] 2                                                                        $
        -----------------------------------------------------------------------------------------------------
         [_] 1  [_] 2                                                                        $
        -----------------------------------------------------------------------------------------------------

 ..........................................................................................................................
PREMIUM PAYMENT/ALLOCATIONS

                              --------------------
     6.  Initial Premium*      $                    Initial Premium Collected (Prepayment)**        [_] YES   [_] NO
                              --------------------
         (If any part of question 9 or question 10 is answered YES, no prepayment is permitted.)

     7.  Account allocations (Whole % -- Minimum 10% in each selected account)*
         ----------                                      ----------
               %     Back Bay Advisors Money Market            %     Draycott International Equity
         ----------                                      ----------
               %     Back Bay Advisors Bond Income             %     Salomon Brothers U.S. Government Bond
         ----------                                      ----------
               %     Back Bay Advisors Managed                 %     Salomon Brothers Strategic Bond Opportunities
         ----------                                      ----------
               %     Westpeak Stock Index                      %     Venture Value
         ----------                                      ----------
               %     Westpeak Value Growth                     %     Alger Equity Growth
         ----------                                      ----------
               %     Loomis Sayles Avanti Growth               %
         ----------                                      ------------------------------------------------------------
               %     Loomis Sayles Balanced                    %
         ----------                                      ------------------------------------------------------------
               %     Loomis Sayles Small Cap                100%    Total
         ----------                                      ------------------------------------------------------------

* The initial premium will be allocated to the Money Market account for an initial period described on page 1 of the prospectus.

**       If YES, attach Prepayment Receipt and Temporary Life Insurance
         Agreement.

 ....................................................................................................................................

                                                                                      --------------------------------------------
SIMPLIFIED UNDERWRITING INFORMATION (Complete in all situations.)                      PROPOSED INSURED 1      PROPOSED INSURED 2
                                                                                      --------------------------------------------
     8.  Has Proposed Insured smoked tobacco within the past 12 months?                [_] YES    [_] NO       [_] YES    [_] NO

     9.  Have you been treated for or been diagnosed by a member of the medical profession as having: (If YES, circle all conditions that apply and give details in REMARKS.)

         a.  Cancer; tumor; diabetes; high blood pressure; stroke; or disease or
             disorder  of heart, blood or circulatory system?                          [_] YES    [_] NO       [_] YES    [_] NO
         b.  Any mental or nervous disorder; epilepsy; drug addiction; alcoholism;
             muscular or skeletal disorder; paralysis or deformity; any disease or     [_] YES    [_] NO       [_] YES    [_] NO
             disorder of:  kidneys; lungs; stomach; liver; digestive system; or urinary system?

         c.  Acquired Immune Deficiency Syndrome (AIDS) or AIDS-Related
             Complex (ARC)?                                                            [_] YES    [_] NO       [_] YES    [_] NO

     10. Has life or disability insurance on your life ever been declined, postponed
         or modified as to plan, amount or rate? (If YES, give details in REMARKS.)    [_] YES    [_] NO       [_] YES    [_] NO
 ....................................................................................................................................


--------------------------------------------------------------------------------

                                                                                             ---------------------------------------

FULL UNDERWRITING INFORMATION (complete questions 11-18 if any part of Qquestion 9 or         PROPOSED INSURED 1  PROPOSED INSURED 2
Qquestion 10 is answered YES.)
                                                                                             ---------------------------------------

     11. Has Proposed Insured used any tobacco in the past year?  (If YES, complete            [_] YES  [_] NO    [_] YES  [_] NO
         the following.)
                                                                                             _______________________________________

               How many cigarettes per day?
                                                                                             _______________________________________

                                                                                             _______________________________________

               If other than cigarettes, please explain.

                                                                                             _______________________________________

     12. Have you been convicted in the past 2 years of: driving under the
         influence of alcohol or drugs; or 2 or more moving violations?                        [_] YES  [_] NO    [_] YES  [_] NO
         (If YES, give details in  REMARKS.)

     13. a.    Driver's License No.                                                          _______________________________________
                                                                                             _______________________________________

                                                                                             _______________________________________
         b.    State                                                                         _______________________________________

     14. Have you in the past 2 years participated in, or do you intend to participate in: any flights as a trainee, pilot or crew member; underwater sports (SCUBA diving, skin diving, snorkeling, hardhat); sky sports (sky diving, hang gliding, parachuting, ballooning); or motor racing (auto,
         motorcycle, motorboat)?  (If YES, circle all that apply and give details in REMARKS.) [_] YES  [_] NO    [_] YES  [_] NO

     15. Do you intend to travel or reside outside of the United States?                       [_] YES  [_] NO    [_] YES  [_] NO
         (If YES, give details in REMARKS.)
                                                                                             ---------------------------------------

     16. a. Give present:   Height/Weight                                                    __ft. __in. ___lbs.  __ft. __in. __lbs.

                                                                                             ---------------------------------------

         b. Have you had any change in weight in the past year?                                [_] YES  [_] NO    [_] YES  [_] NO
                                                                                             ---------------------------------------

         c. If yes, how much?                                                                  ____ lbs.gain/loss ____ lbs.gain/loss

                                                                                             ---------------------------------------

                                   ---------------------------------------------------------------------------------------------

                                                 PROPOSED INSURED 1                    PROPOSED INSURED 2
                                   ------------------------------------------------------------------------------------------

     17.  Family History           Age if     State of Health    Age at         Age if    State of Health     Age at
                                   Living    or Cause of Death   Death          Living    or Cause of Death   Death
                                   ---------------------------------------------   ------------------------------------------

          Father
                                   ------------------------------------------   ---------------------------------------------

          Mother
                                   ------------------------------------------   ---------------------------------------------

          Brothers and sisters:
                                   -                                         -
           number living
                                   -                                         -
           number dead
                                   ------------------------------------------------------------------------------------------


     18. Life Insurance in Force (If NONE, so state.  Type P = Personal; B = Business; G = Group)
        ----------------------------------------------------------------------------------------------------------------------------

                   PROPOSED INSURED       COMPANY               TYPE    YEAR OF ISSUE    LIFE AMOUNT          ADB AMOUNT
        ----------------------------------------------------------------------------------------------------------------------------

         [_] 1   [_] 2                                                         $                    $
        ----------------------------------------------------------------------------------------------------------------------------

         [_] 1   [_] 2                                                         $                    $
        ----------------------------------------------------------------------------------------------------------------------------

         [_] 1   [_] 2                                                         $                    $
        ----------------------------------------------------------------------------------------------------------------------------

 ....................................................................................................................................


--------------------------------------------------------------------------------

SUITABILITY/DISCLOSURE SECTION
                                                            --------------------
     19. Suitability Statement by Applicant                       APPLICANT
                                                            --------------------
         a. Did you receive the prospectus?                  [_] YES    [_] NO
                                               ----------------------------
            If YES, give date of prospectus.    (Month/Day/Year)
                                               ----------------------------
         b. Do you understand that:
           -the death benefit may increase or decrease
            depending on the policy's investment return,
            but will never be less than the guaranteed
            minimum?                                         [_] YES    [_] NO
           -the cash value may increase or decrease
            depending on the policy's investment return?     [_] YES    [_] NO
         c. Do you believe that this policy will meet
            your insurance needs and financial
            objectives?                                      [_] YES    [_] NO
 ................................................................................

COST OF INSURANCE RATES MAY CHANGE. The cost of insurance rates for the policy may change. The rates currently being charged are not guaranteed; and the Company may charge the full maximum guaranteed rates.

THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

THE CASH VALUE MAY INCREASE OR DECREASE IN ACCORDANCE WITH SEPARATE INVESTMENT ACCOUNT EXPERIENCE.

 ................................................................................

REMARKS (Attach additional sheet, if necessary.)
  ___________________________________________________________________________
  ___________________________________________________________________________
  ___________________________________________________________________________
  ___________________________________________________________________________
  ___________________________________________________________________________
  ___________________________________________________________________________
  ___________________________________________________________________________
  ___________________________________________________________________________
  ___________________________________________________________________________
  ___________________________________________________________________________
  ___________________________________________________________________________
  ___________________________________________________________________________
  ___________________________________________________________________________
  ___________________________________________________________________________

SPECIAL REQUESTS FOR ADDITIONAL COVERAGE (Attach additional sheet, if necessary.)
  ___________________________________________________________________________















  ___________________________________________________________________________

--------------------------------------------------------------------------------

Company use (Additions and Amendments)





--------------------------------------------------------------------------------
DECLARATIONS

  GENERAL. To the best of my knowledge and belief the answers recorded are true and complete. In those states where written consent is required by law, my agreement in writing is required to any entry made by the Company in the "Company Use" section as to: (a) age; or (b) plan of insurance; or (c) riders; or (d) amounts; or (e) rate class.

  WHEN INSURANCE TAKES EFFECT. If the initial premium is prepaid in connection with this application, the insurance will take effect as stated in the Prepayment Receipt and Temporary Life Insurance Agreement. Otherwise, the insurance will take effect only when the initial premium is paid; provided that at the time of such payment: (a) this Application has been approved at the Company's Administrative Office; and (b) there has been no change in insurability as represented in this Application since the date of the Application.

  LIMITATION ON AUTHORITY OF AGENTS AND EXAMINERS. Agents and Examiners do not have authority: (a) to determine insurability; (b) to change any terms of this Application; or (c) to make a contract for the Company.
 ................................................................................

AUTHORIZATION

  In order that insurance can be issued, I authorize each of the following having records or knowledge of me or my health to give this information to the
  Company: a medical practitioner; a medical facility; an insurance company; the Medical Information Bureau; a consumer reporting bureau; and any other company, concern or person. Information received by the Company may be disclosed to third parties in the conduct of the Company's business.

  I understand that: I have a right of access to and correction of all information obtained by the Company; I can ask to be interviewed with respect to any investigative consumer report; and I can ask for a copy of any such report. A photocopy of this authorization is as valid as the original. This authorization is valid for 30 months from the date it is signed. I have received a Notice of Insurance Practices; this Notice gives a more detailed description of the information practices of the Company.
 ................................................................................

SIGNATURES
                                    --------------------------------------------
     Signed at                       (City/State)
                                    --------------------------------------------
                                    --------------------------------------------
     Date                            (Month/Day/Year)
                                    --------------------------------------------
                                    ____________________________________________
     Applicant (If other than
     Proposed Insured(s))
                                    ____________________________________________
                                    ____________________________________________
     Proposed Insured 1
                                    ____________________________________________
                                    ____________________________________________
     Proposed Insured 2
                                    ____________________________________________
                                    ____________________________________________
     Agent
                                    ____________________________________________

                              END OF APPLICATION
================================================================================
OWNER'S CERTIFICATION (IN LIEU OF W9)

 Owner's Social Security or Taxpayer Identification Number

 [_] I am [_] I am not subject to backup withholding under Section 3406(a)(l)(C) of the Internal Revenue Code. Under penalties of perjury, I certify that the information in this section is true, correct and complete.
                      __________________________________________________________
 Signature of Owner
                      __________________________________________________________

                      ----------------------------------------------------------
 Date                  (Month/Day/Year)
                      ----------------------------------------------------------

--

NE  THE NEW ENGLAND (R)
    Insurance and Investment
--

================================================================================
AGENT'S CERTIFICATE (Completion required in every case.)
================================================================================

                                                                    -------------------------------------------------------
Questions                                                            Proposed Insured 1            Proposed Insured 2
                                                                    -------------------------------------------------------

     1.  Did you see the Proposed Insured on
         the date the application was signed?                         [_] YES   [_] NO             [_] YES   [_] NO

     2.  Is the Proposed Insured a citizens of the US?                [_] YES   [_] NO             [_] YES   [_] NO
                                                                    _______________________________________________________
         If NO, specify:       Date of entry:
                                                                    _______________________________________________________
                               Type of visa:
                                                                    _______________________________________________________
                                                                    _______________________________________________________
     3.  If the name of the Proposed Insured(s) has been changed in the past 10 years, give former name(s).
                                                                    _______________________________________________________

     4.  Marital Status                                              [_] SINGLE    [_] MARRIED       [_] SINGLE    [_]MARRIED
                                                                     [_] SEPARATED [_] WIDOWED       [_] SEPARATED [_] WIDOWED
                                                                     [_] DIVORCED                    [_] DIVORCED
                                                                    _______________________________________________________
     5.  Annual Income
                                                                    _______________________________________________________
                                                                    _______________________________________________________
     6.  Net Worth
                                                                    _______________________________________________________
                                                                    -------------------------------------------------------
     7.  Provide phone numbers where Proposed Insured(s) can         (     )                         (     )
         be contacted.
                                                                    -------------------------------------------------------
         Preferred Calling Times:                                    ______[_] a.m.[_] p.m.          ______[_]A.M. [_] P.M.
                                                                    -------------------------------------------------------
     8.  Do you have knowledge or reason to believe
         that any insurance or annuity in this
         or any other company has been or will
         be replaced as a result of this Application
         for insurance?                                             [_] YES     [_] NO              [_] YES     [_] NO
                                                         _________________________________________________________________
     9.  State Source of Funds if $10,000 or greater.
                                                         _________________________________________________________________
 ..........................................................................................................................
OWNER SUITABILITY
                                    ______________________________________________________________________________________
     10. Occupation
                                    ______________________________________________________________________________________
                                    ______________________________________________________________________________________
     11. EMPLOYER                    _______________________________________________________
         (Give name and address.)    _______________________________________________________
                                    ______________________________________________________________________________________
                                                     --------                                                           ----------
     12. Financial Status:        a. Annual Income    $        b.  Net worth, exclusive of home, furnishings and autos   $
                                                     --------                                                           ----------
                        ---------------                ----------                                 ------------------------
     13. Tax Bracket              %        14.     Age               15.     State of Residence
                        ---------------                ----------                                 ------------------------

     16. Is Owner associated with a member firm of the NASD? (If YES, give name and address of firm.)   [_] YES  [_] NO
        __________________________________________________________________________________________________________________
        __________________________________________________________________________________________________________________
 ..........................................................................................................................
SIGNATURE

     To the best of my knowledge, I have presented the Company all pertinent facts regarding the Proposed Insured(s) and regarding this Application.
                           _________________________________________________           -----------------------------------
      Signature of Agent                                                      Date      (MONTH/DAY/YEAR)
                           _________________________________________________           -----------------------------------
 ..........................................................................................................................
GENERAL AGENT'S CERTIFICATE
                                                        __________________________________________________________________
     If Agent of another company, give name of company.
                                                        __________________________________________________________________
     Is Agent licensed where application is written?                                             [_] YES     [_] NO
                                  __________________________________________           -----------------------------------
     Signature of General Agent                                               Date      (MONTH/DAY/YEAR)
                                  __________________________________________           -----------------------------------
 ..........................................................................................................................
AGENT'S IDENTIFICATION

                                                         AGENT'S            AGENCY              COMMISSION SPLIT
                                                                                            ----------------------
                        AGENT'S NAME                     NUMBER             NUMBER           FIRST        RENEWAL
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                               COMPLETE ABOVE DATA IN ALL CASES FOR PROPER CREDITING OF COMMISSIONS.
 ..........................................................................................................................
ACCEPTED FOR THE COMPANY
 ___________________________________________________________________________           -----------------------------------
                                                                              DATE      (MONTH/DAY/YEAR)
 ___________________________________________________________________________           -----------------------------------

Administrative Office:
501 Boylston Street
Boston, Massachusetts 02117

--                                              --------------------------------
NE   THE NEW ENGLAND (R)                        Policy Number __________________
     Insurance and Investment                   --------------------------------
--
================================================================================
SUPPLEMENT TO PART I APPLICATION TO NEW ENGLAND VARIABLE LIFE INSURANCE
COMPANY FOR
  [_]  SINGLE PREMIUM VARIABLE LIFE INSURANCE (Complete information for
       Proposed Insured 1.)
  [_] SINGLE PREMIUM VARIABLE SURVIVORSHIP LIFE INSURANCE (Complete information for Proposed Insureds 1 and 2.)

                                          PROPOSED INSURED 1                         PROPOSED INSURED 2
                                         ------------------------------------------------------------------------------------------

 Name (First/Middle Initial/Last Name)
                                         ------------------------------------------------------------------------------------------

 Birth Date (Month/Day/Year)
                                         ------------------------------------------------------------------------------------------


===================================================================================================================================

                                                                               ----------------------------------------------------

                                                                                PROPOSED INSURED 1             PROPOSED INSURED 2
                                                                               ----------------------------------------------------
  1. Has Proposed Insured used any tobacco in the past year?                     [_] YES     [_] NO             [_] YES     [_] NO
     (If YES, complete the following.)
                                                                               ----------------------------------------------------

          How many cigarettes per day?
                                                                               ----------------------------------------------------

                                                                               ----------------------------------------------------
          If other than cigarettes, please explain


                                                                               ----------------------------------------------------
  2. Have you been convicted in the past 2 years of: driving
     under the influence of alcohol or drugs; or 2 or more moving                [_] YES     [_] NO             [_] YES     [_] NO
     violations? (If YES, give details in REMARKS.)
                                                                               ----------------------------------------------------
  3. a.   Driver's License No.
                                                                               ----------------------------------------------------
                                                                               ----------------------------------------------------
     b.   State
                                                                               ----------------------------------------------------

  4. Have you in the past 2 years participated in, or do you intend to participate in: any flights as a trainee, pilot
     or crew member; underwater sports (SCUBA diving, skin
     diving, snorkeling, hardhat); sky sports (sky diving,
     hang gliding, parachuting, ballooning); or motor racing
     (auto, motorcycle, motorboat)? (If YES, circle all that                     [_] YES     [_] NO             [_] YES     [_] NO
     apply and give details in REMARKS.)

  5. Do you intend to travel or reside outside of the United
     States? (If YES, give details in REMARKS.)                                  [_] YES     [_] NO             [_] YES     [_] NO


                                                                                ----------------------------------------------------

  6. a.   Give present: Height/Weight                                            __ft. __in. ____lbs.           __ft. __in. ____lbs.

                                                                                ----------------------------------------------------

     b.   Have you had a change in weight in the past year?                      [_] YES     [_] NO             [_] YES     [_] NO

                                                                                ----------------------------------------------------

     c.   If YES, how much?                                                      ______ lbs gain/loss           ______ lbs gain/loss

                                                                                ----------------------------------------------------


                               ------------------------------------------------------------------------------------------------
                                                 PROPOSED INSURED 1                            PROPOSED INSURED 2
                               ------------------------------------------------------------------------------------------------
  7. Family History                 Age if      State of Health         Age        Age if      State of Health        Age
                                    Living     or Cause of Death     at Death      Living     or Cause of Death    at Death
                                   -------------------------------------------    -------------------------------------------
     Father
                                   -------------------------------------------    -------------------------------------------
     Mother
                                   -------------------------------------------    -------------------------------------------
     Brothers and sisters:
                               ----                                           ----
      number living
                               ----                                           ----
      number dead
                               ------------------------------------------------------------------------------------------------

  8. Life Insurance in Force (If NONE, so state. Type P = Personal; B = Business; G = Group)

    ---------------------------------------------------------------------------------------------------------------------------
     PROPOSED INSURED    COMPANY                       TYPE   YEAR OF ISSUE  LIFE AMOUNT       ADB AMOUNT
    ---------------------------------------------------------------------------------------------------------------------------
     [_] 1     [_] 2                                                         $                 $
    ---------------------------------------------------------------------------------------------------------------------------
     [_] 1     [_] 2                                                         $                 $
    ---------------------------------------------------------------------------------------------------------------------------
     [_] 1     [_] 2                                                         $                 $
    ---------------------------------------------------------------------------------------------------------------------------



 ...............................................................................

-------------------------------------------------------------------------------

                               ------------------------------------------------------------------------------------------------
                                                 PROPOSED INSURED 1                            PROPOSED INSURED 2
                               ------------------------------------------------------------------------------------------------
  9. MARITAL STATUS             [_] SINGLE   [_] MARRIED    [_] SEPARATED            [_] SINGLE   [_] MARRIED    [_] SEPARATED
                                [_] WIDOWED  [_] DIVORCED                            [_] WIDOWED  [_] DIVORCED
                               ------------------------------------------------------------------------------------------------
 10. OCCUPATION (Give
     job title and duties.)
                               ------------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------------
 11. EMPLOYED BY (Give
     name and address.)
                               ------------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------------
 12. ANNUAL INCOME              $                                                     $
                               ------------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------------
 13. NET WORTH                  $                                                     $
                               ------------------------------------------------------------------------------------------------

 ......................................................................
 REMARKS (Attach additional sheet, if necessary.)
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMPANY USE (Additions and Amendments)





-------------------------------------------------------------------------------
 DECLARATIONS

  GENERAL. To the best of my knowledge and belief the answers recorded are true and complete. In those states where written consent is required by law, my agreement in writing is required to any entry made by the Company in the "Company Use" section as to: (a) age; or (b) plan of insurance; or
  (c) riders; or (d) amounts; or (e) rate class.

  LIMITATION ON AUTHORITY OF AGENTS, REGISTERED REPRESENTATIVES AND
  EXAMINERS. Agents, Registered Representatives and Examiners do not have authority: (a) to determine insurability; (b) to change any terms of this Application ; or (c) to make a contract for the Company.
 ...............................................................................

 SIGNATURES
                                  ---------------------------------------------------------------------------------------------
     Signed at                     (City/State)
                                  ---------------------------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------------------------
     Date                          (Month/day/year)
                                  ---------------------------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------------------------
     Proposed Insured 1
                                  ---------------------------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------------------------
     Proposed Insured 2
                                  ---------------------------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------------------------
     Applicant (If Other than
     Proposed Insured(s).)
                                  -------------------------------------------------         -----------------------------------
     Teleunderwriter                                                                 Date    (Month/day/year)
                                  -------------------------------------------------         -----------------------------------

     Administrative Office:
     501 Boylston Street
     Boston, Massachusetts 02117
     (800)-600-3898

--
NE  THE NEW ENGLAND (R)
    Insurance and Investment
--
================================================================================
PART I APPLICATION TO NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY FOR
 [_] SINGLE PREMIUM VARIABLE LIFE INSURANCE (Complete information for Proposed
     Insured 1.)
 [_] SINGLE PREMIUM VARIABLE SURVIVORSHIP LIFE INSURANCE (Complete information for Proposed Insureds 1 and 2.)
================================================================================

 OWNER
                                               _____________________________________________________________________________________

 1.  Name and Relation to Proposed Insured(s):
                                               _____________________________________________________________________________________

                                                               ---------------------------------------------------------------------

     Address to which communications(street) should be sent:     (Street)
                                                               ---------------------------------------------------------------------

                                                                 (City/State/Zip)
                                                               ---------------------------------------------------------------------

                                                               _____________________________________________________________________

     Owner's Social Security Or Taxpayer ID Number:
                                                               _____________________________________________________________________

 ....................................................................................................................................

 PROPOSED INSURED 1
                                                  ----------------------------------------------------------------------------------

 2.  Print Name as it is to appear on the policy.     (First/Middle Initial/Last)
                                                  ----------------------------------------------------------------------------------

                                    ------------------------------------------------------------------------------------------------

     Address     a. Residence         (Street)
                                    ------------------------------------------------------------------------------------------------

                                      (City/State/zip)
                                    ------------------------------------------------------------------------------------------------

                 b. Business          (Company/Street)
                                    ------------------------------------------------------------------------------------------------

                                      (City/State/Zip)
                                    ------------------------------------------------------------------------------------------------

                                __________________________
     c. Social Security Number                               d. Sex                               [_] Female         [_] Male
                                __________________________
                      ------------------------------------                   -------------------------------------------------------

     e. Birth Date     (Month/Day/Year)                      f. Birthplace     (State/Country)
                      ------------------------------------                   -------------------------------------------------------

     g. Have you smoked tobacco within the past 12 months?                                        [_] YES            [_] NO
 ....................................................................................................................................

 PROPOSED INSURED 2 (If applying for survivorship life insurance.)
                                                  ----------------------------------------------------------------------------------

 3.  Print Name as it is to appear on the policy.     (First/Middle initial/Last)
                                                  ----------------------------------------------------------------------------------

                                    ------------------------------------------------------------------------------------------------

     Address     a. Residence         (Street)
                                    ------------------------------------------------------------------------------------------------

                                      (City/State/Zip)
                                    ------------------------------------------------------------------------------------------------

                 b. Business          (Company/Street)
                                    ------------------------------------------------------------------------------------------------

                                      (City/State/Zip)
                                    ------------------------------------------------------------------------------------------------

                                __________________________
     c. Social Security Number                               d. Sex                               [_] Female         [_] Male
                                __________________________
                      ------------------------------------                   -------------------------------------------------------

     e. Birth Date     (Month/Day/Year)                      F. Birthplace     (State/Country)
                      ------------------------------------                   -------------------------------------------------------

     g. Have you smoked tobacco within the past 12 months?                                        [_] YES            [_] NO
 ....................................................................................................................................

 BENEFICIARY
 4.  Primary Beneficiary (Names and Relation to Proposed Insured (s).)
    ________________________________________________________________________________________________________________________________

    --------------------------------------------------------------------------------------------------------------------------------

       (Street Address/City/State/Zip)
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

       Secondary Beneficiary (Names and Relation to Proposed Insured (s).)
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

       (Street Address/City/State/Zip)
    --------------------------------------------------------------------------------------------------------------------------------

 ....................................................................................................................................

 REPLACEMENT
 5.  Any life insurance or annuity in this or any other company which has
     been or will be replaced as a result of this application for insurance?                      [_] YES            [_] NO
     (if yes, complete the following and submit replacement forms, if required.)
    --------------------------------------------------------------------------------------------------------------------------------

     PROPOSED INSURED   COMPANY                    1035 EXCH.   POLICY DATE    POLICY NUMBER      AMOUNT
    --------------------------------------------------------------------------------------------------------------------------------

     [_] 1  [_] 2                                                                                 $
    --------------------------------------------------------------------------------------------------------------------------------

     [_] 1  [_] 2                                                                                 $
    --------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 PREMIUM PAYMENT/ALLOCATIONS
                        ------------------------
 6.  Initial Premium*      $                        Initial Premium Collected (Prepayment)**      [_] YES            [_] NO
                        ------------------------
     (If any part of question 8 or question 9 is answered yes, no prepayment is permitted.)

 7.  Account allocations (Whole % -- Minimum 10% in each selected account)*
   ---------                                     -----------
         %    Back Bay Advisors Money Market             %    Draycott International Equity
   ---------                                     -----------
         %    Back Bay Advisors Bond Income              %    Salomon Brothers U.S. Government Bond
   ---------                                     -----------
         %    Back Bay Advisors Managed                  %    Salomon Brothers Strategic Bond Opportunities
   ---------                                     -----------
         %    Westpeak Stock Index                       %    Venture Value
   ---------                                     -----------
         %    Westpeak Value Growth                      %    Alger Equity Growth
   ---------                                     -----------
         %    Loomis Sayles Avanti Growth                %
   ---------                                     --------------------------------------------------------------
         %    Loomis Sayles Balanced                     %
   ---------                                     --------------------------------------------------------------
         %    Loomis Sayles Small Cap                 100%    TOTAL
   ---------                                     --------------------------------------------------------------
*  The initial premium will be allocated to the Money Market account for an initial period described on page 1 of the prospectus.
** If YES, attach completed Prepayment Receipt and Temporary Life Insurance Agreement
 ............................................................................................----------------------------------------

 SIMPLIFIED UNDERWRITING                                                                     PROPOSED INSURED 1 PROPOSED INSURED 2
                                                                                            ----------------------------------------

 8.  Have you ever been treated for or been diagnosed by a member of the medical profession as having:
     (If YES, circle all conditions that apply and  give details in REMARKS.)
     a.  Cancer; tumor; diabetes; high blood pressure; stroke; or disease or
         disorder  of heart, blood or circulatory system?                                   [_] yes    [_] no   [_] yes   [_] no

     b.  Any mental or nervous disorder; epilepsy; drug addition; alcoholism;
         muscular or skeletal disorder; paralysis or deformity; any disease or
         disorder of: kidneys; lungs; stomach; liver; digestive system; or urinary          [_] yes    [_] no   [_] yes   [_] no
         system?

     c.  Acquired Immune Deficiency Syndrome (AIDS) or AIDS-related complex (ARC)?          [_] yes    [_] no   [_] yes   [_] no

 9.  Has life or disability insurance on your life ever been declined, postponed or
     modified as to plan, amount or rate?  (If YES, give details in REMARKS.)               [_] yes    [_] no   [_] yes   [_] no
 ....................................................................................................................................

 SUITABILITY/DISCLOSURE SECTION
 10. Suitability Statement by Applicant                                                                             APPLICANT
                                                                                                            ------------------------

     a.  Did you receive the prospectus?                                                                      [_] YES       [_] NO
                                              --------------------------------------------------------------
         If YES, give date of prospectus.        (Month/Day/Year)
                                              --------------------------------------------------------------
     b.  Do you understand that:
         -the death benefit may increase or decrease depending on the policy's investment return, but
         will never be less than the guaranteed minimum?                                                      [_] YES       [_] NO
         -the cash value may increase or decrease depending on the policy's investment return?                [_] YES       [_] NO
     c.  Do you believe that this policy will meet your insurance needs and financial objectives?             [_] YES       [_] NO
 ....................................................................................................................................

COST OF INSURANCE RATES MAY CHANGE. The cost of insurance rates for the policy may change. The rates currently being charged are not guaranteed; and the Company may charge the full maximum guaranteed rates.
THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.
THE CASH VALUE MAY INCREASE OR DECREASE IN ACCORDANCE WITH SEPARATE INVESTMENT ACCOUNT EXPERIENCE.

 ....................................................................................................................................

 REMARKS (Attach additional sheet, if necessary.)
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________


--------------------------------------------------------------------------------
                                              ----------------------------------
COMPANY USE (ADDITIONS AND AMENDMENTS)         POLICY NUMBER ___________________
                                              ----------------------------------



--------------------------------------------------------------------------------
DECLARATIONS

 GENERAL. To the best of my knowledge and belief the answers recorded are true and complete. In those states where written consent is required by law, my agreement in writing is required to any entry made by the Company in the "Company Use" section as to: (a) age; or (b) plan of insurance; or (c) riders; or (d) amounts; or (e) rate class.

 WHEN INSURANCE TAKES EFFECT. If the initial premium is prepaid in connection with this Application, the insurance will take effect as stated in the Prepayment Receipt and Temporary Life Insurance Agreement. Otherwise, the insurance will take effect only when the initial premium is paid; provided that at the time of such payment: (a) this Application has been approved at the Company's Administrative Office; and (b) there has been no change in insurability as represented in this Application since the date of the Application .

 LIMITATION ON AUTHORITY OF AGENTS, REGISTERED REPRESENTATIVES AND EXAMINERS. AGENTS, REGISTERED REPRESENTATIVES AND Examiners do not have authority: (a) to determine insurability; (b) to change any terms of this Application ; or (c) to make a contract for the Company.

 ................................................................................
AUTHORIZATION

 In order that insurance can be issued, I authorize each of the following having records or knowledge of me or my health to give this information to the
 Company: a medical practitioner; a medical facility; an insurance company; the Medical Information Bureau; a consumer reporting bureau; and any other company, concern or person. Information received by the Company may be disclosed to third parties in the conduct of the Company's business.

 I understand that: I have a right of access to and correction of all information obtained by the Company; I can ask to be interviewed with respect to any investigative consumer report; and I can ask for a copy of any such report. A photocopy of this authorization is as valid as the original. This authorization is valid for 30 months from the date it is signed. I have received a Notice of Insurance Practices; this Notice gives a more detailed description of the information practices of the Company.


 ................................................................................
SIGNATURES

                                                  ------------------------------
 Signed At                                         (City/state)
                                                  ------------------------------
                                                  ------------------------------
 Date                                              (Month/day/year)
                                                  ------------------------------
                                                  ------------------------------
 Applicant (If Other Than Proposed Insured(s))
                                                  ------------------------------
                                                  ------------------------------
 Proposed Insured 1
                                                  ------------------------------
                                                  ------------------------------
 Proposed Insured 2
                                                  ------------------------------
                                                  ------------------------------
 Agent Or Registered Representative
                                                  ------------------------------

                              END OF APPLICATION
================================================================================

OWNER'S CERTIFICATION (IN LIEU OF W9)

 Owner's Social Security Or Taxpayer Identification Number

 [_] I am  [_] I am not  subject to backup withholding under Section
                       3406(a)(l)(C) of the Internal Revenue Code. Under penalties of perjury, I certify that the information in this section is true, correct and complete.
                       -------------------------------------------------------
 Signature Of Owner
                         -------------------------------------------------------
                         -------------------------------------------------------
 Date                     (Month/Day/Year)
                         -------------------------------------------------------

NEV APP-36-95

--
NE  THE NEW ENGLAND (R)
    Insurance and Investment
--
--------------------------------------------------------------------------------
REGISTERED REPRESENTATIVE CERTIFICATE (completion required in every case.)
--------------------------------------------------------------------------------

                                                                                    -------------------------------------------
QUESTIONS                                                                            PROPOSED INSURED 1    PROPOSED INSURED  2
                                                                                    -------------------------------------------
     1.  Did you see the Proposed Insured on the date the application was
         signed?                                                                     [_] YES   [_] NO      [_] YES   [_] NO

     2.  Is the Proposed Insured a citizen of the US?                                [_] YES   [_] NO      [_] YES   [_] NO
                                                                                    -------------------------------------------
         If NO, specify:      Date of entry:
                                                                                    ___________________________________________
                              Type of visa:
                                                                                    ___________________________________________
                                                                                    ___________________________________________
     3.  If the name of the Proposed Insured(s) has been changed in the past 10 years give former name(s).
                                                                                    ___________________________________________
                                                                                    -------------------------------------------
     4.  Provide phone number where Proposed Insured can be contacted.               (     )               (     )
                                                                                    -------------------------------------------
                                                                                    -------------------------------------------
         Preferred Calling Time:                                                     ___a.m.    ___p.m.    ___a.m.    ___p.m.
                                                                                    -------------------------------------------
     5.  Do you have knowledge or reason to believe that any insurance or annuity in this or any other company has been or will be replaced as a
         result of this Application for insurance?                                   [_] YES    [_] NO     [_] YES    [_] NO

                                                               ________________________________________________________________
     6.  State Source of Funds if $10,000 or greater.
                                                               ________________________________________________________________
 ...............................................................................................................................
OWNER SUITABILITY
                         ______________________________________________________________________________________________________
     7.  Occupation
                         ______________________________________________________________________________________________________
                         ------------------------------------------------------------------------------------------------------
     8.  Employer         (Give name and address.)
                          --------------------------------------------------------------------------------------------------
                          _________________________________________________________________________________
                         ------------------------------------------------------------------------------------------------------
                                                                                                 ------------------------------
     9.  Financial Status:          a.  Annual Income                                             $
                                                                                                 ------------------------------
                                    b.  Net worth, exclusive of home, furnishings and autos       $
                                                                                                 ------------------------------
                               -----------------------------------------                         ______________________________
     10. Tax Bracket                              %                           11.Age
                               -----------------------------------------                         ______________________________
                               _________________________________________
     12. State of Residence
                               _________________________________________

     13. Is Owner associated with a member firm of the NASD? (If YES, give name and address of firm.)   [_] YES     [_] NO
         ----------------------------------------------------------------------------------------------------------------------
          ____________________________________________________________________________________________________________________
         ----------------------------------------------------------------------------------------------------------------------
 ...............................................................................................................................
SIGNATURE
     To the best of my knowledge, I have presented the Company all pertinent facts regarding the Proposed Insured(s) and regarding this Application. I Have conducted a qualified suitability review and found this Application to be acceptable.
                                              _________________________________________________________________________________
      Signature of Registered Representative
                                              _________________________________________________________________________________
                                              _________________________________________________________________________________
      Date                                      (Month/Day/Year)
                                              _________________________________________________________________________________
 ...............................................................................................................................
REGISTERED REPRESENTATIVE INFORMATION
                                   ____________________________________________________________________________________________
      Company Name
                                   ____________________________________________________________________________________________
                                   ____________________________________________________________________________________________
      Representative Number
                                   ____________________________________________________________________________________________
                                   ____________________________________________________________________________________________
      Office phone number
                                   ____________________________________________________________________________________________
      Office Address                 (Street/City/StatE/Zip)
                                   ____________________________________________________________________________________________
                                   ____________________________________________________________________________________________
      Product or Commission Code
                                   ____________________________________________________________________________________________

                               COMPLETE ABOVE DATA IN ALL CASES FOR PROPER CREDITING OF COMMISSIONS.